Subsequent Events	12 Months Ended
Dec. 31, 2023
Text block [abstract]
Subsequent Events
25	Subsequent Events
In January 2024, the Board of Directors approved a third Stock Option Plan, which aims to grant up to
1,274,000
options, each entitling the beneficiary to purchase one Class A common share. Such options have an exercise price per share equal to US$
11.04
; provided that, unless otherwise provided for in an option agreement, this exercise price will be reduced by the amount per share distributed to our shareholders from the date of the grant of the option, whether as dividends, interest on capital, redemption, capital reduction or others. Options will become eligible to be exercised in J
a
nuary 2027.